Discontinued Operations and Assets Held for Sale	12 Months Ended
Dec. 31, 2021
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations and Assets Held for Sale	Discontinued Operations and Assets Held for Sale
On December 7, 2020, the Parent announced that its wholly-owned subsidiary, IGT Lottery S.p.A. (formerly Lottomatica Holding S.r.l.), had entered into a definitive agreement to sell one hundred percent of the share capital of Lottomatica Videolot Rete S.p.A. and Lottomatica Scommesse S.r.l., the members of the IGT group which conducted its Italian B2C gaming machine, sports betting, and digital gaming businesses to Gamenet Group S.p.A. for a cash sale price of €950 million (€725 million of which was paid at closing, €100 million of which was paid on August 5, 2021, and the remaining €125 million of which is payable on September 30, 2022).

On May 10, 2021, the Company completed the sale and used the funds received at closing to pay transaction expenses and partially fund the May 20, 2021 full redemption of the 4.750% Senior Secured Euro Notes due February 2023 through the exercise of the make-whole call option. The consideration received, net of $139 million of cash and restricted cash transferred, was $1.0 billion and resulted in a pre-tax gain on sale of $396 million ($391 million net of tax).

Summarized financial information for discontinued operations is shown below:

	For the year ended December 31,
($ in millions)	2021	2020	2019
Total revenue	74	429	778

Operating income (1)	24	51	159

Income from discontinued operations before provision for (benefit from) income taxes	23	43	157
(Benefit from) provision for income taxes on discontinued operations	(1)	7	42
Gain on sale of discontinued operations before provision for income taxes	396	—	—
Provision for income taxes on sale of discontinued operations	5	—	—
Income from discontinued operations	415	37	114
Less: Net (loss) income attributable to non-controlling interests from discontinued operations	(2)	(5)	5
Income from discontinued operations attributable to IGT PLC	417	41	110
(1) Includes depreciation and amortization of $95 million and $100 million for the years ended 2020 and 2019, respectively. There was no depreciation and amortization in 2021.

The Company has continuing involvement with the businesses via a transition services agreement (“TSA”). As part of the TSA, the Company provides various telecommunications, information technology, and back-office services for which the Company will continue to receive compensation. These services generally expire after no more than three years.
The following represents the major classes of assets and liabilities held for sale as part of our discontinued operations:

December 31,
($ in millions)	2020
Assets:
Trade and other receivables, net	62
Other current assets	58
Systems, equipment and other assets related to contracts, net	86
Goodwill	520
Intangible assets, net	55
Other non-current assets	52
Assets held for sale	833
Liabilities:
Accounts payable	63
Other current liabilities	164
Other non-current liabilities	23
Liabilities held for sale	250
The Company allocated $520 million of goodwill to discontinued operations using a relative fair value approach. Prior to the allocation to discontinued operations, the goodwill was included within our Global Gaming segment.
At December 31, 2021 and 2020, there were $4 million and $5 million, respectively, of other disposal groups that meet the requirements to be classified as held for sale included in assets held for sale in our consolidated balance sheets.